UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2005

NUANCE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30203	94-3208477
(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road, Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 847-0000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 22, 2005, Nuance Communications, Inc. (“Nuance”) received a request from the Department of Justice (the “DOJ”) for additional information in connection with the pending merger of ScanSoft, Inc. (“ScanSoft”) with Nuance. The DOJ request extends the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 until 30 days after ScanSoft and Nuance have substantially complied with the request, unless that period is extended voluntarily by the parties or terminated sooner by the DOJ.

Nuance intends to promptly respond to the DOJ request and is working towards the intended close in September 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC. (Registrant)

Date: June 23, 2005	By:	/s/ Douglas Clark Neilsson
Douglas Clark Neilsson Vice-President and General Counsel